UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

BIDZ.COM, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

BIDZ.COM, INC.

3562 Eastham Drive

Culver City, California 90232

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

December 15, 2005

The Annual Meeting of Stockholders of BIDZ.COM, INC. will be held on December 15, 2005 at 10:00 a.m., at the Company’s offices, 3562 Eastham Drive, Culver City, California 90232, to consider and act upon the following matters:

1.               The election of directors; and

2.               To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on November 21, 2005, are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment thereof.

By Order of the Board of Directors,

Marina Zinberg
Corporate Secretary

Culver City, California

November 23, 2005

IMPORTANT

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

BIDZ.COM, INC.

3562 Eastham Drive

Culver City, California 90232

ANNUAL MEETING OF STOCKHOLDERS

December 15, 2005

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished by the Board of Directors of Bidz.com, Inc. (“Bidz” or the “Company”), a California corporation, to be used in voting at the Annual Meeting of Stockholders and at any adjournment of such meeting (the “Annual Meeting”). The Annual Meeting will be held at 10:00 a.m., local time, December 15, 2005 at the Company’s office, 3562 Eastham Drive, Culver City, California. The Annual Meeting is being held for the purpose set forth in the accompanying Notice of Annual Meeting of Stockholders. The Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting of Stockholders are provided to stockholders beginning on or about November 23, 2005.

RECORD DATE AND OUTSTANDING SHARES

The record date for determining stockholders entitled to vote at the Annual Meeting is the close of business on November 21, 2005 (the “Record Date”), at which time the Company had issued and outstanding approximately 23,312,500 shares of no par value common stock (the “Common Stock”). Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter presented.

QUORUM AND VOTING REQUIREMENTS

The presence at the Annual Meeting of Stockholders, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. Each share of Common Stock held of record on the Record Date is entitled to one vote on each matter to be considered at the Annual Meeting, except that stockholders may cumulate their votes for the election of directors.  In order to cumulate votes for a nominee, (i) the nominee’s name must have been properly placed in nomination prior to the voting; and (ii) a stockholder must have given notice at the Annual Meeting, prior to the voting, of such stockholder’s intention to cumulate votes.  If any one stockholder gives such notice, all stockholders may cumulate their votes.  Under cumulative voting, each shareholder may cast a total number of votes equal to the number of directors to be elected at the Annual Meeting (i.e., three) multiplied by the number of shares owned by the stockholder as of the record date.  This total number of votes may be cast in any manner the stockholder chooses:  the votes may be cast for one nominee or divided among two or more of the nominees. The election of directors requires the affirmative vote of holders representing a majority of the outstanding shares of Common Stock present in person or by proxy at a meeting at which a quorum is present.

Shares of Common Stock represented by all properly executed proxies received in time for the Annual Meeting will be voted, unless revoked, in accordance with the choices specified in the proxy.

Unless contrary instructions are indicated on the proxy, the shares will be voted FOR the election of the nominees named in this Proxy Statement as directors. If there is cumulative voting, unless otherwise specifically instructed, the proxy holders intend to distribute the total number of votes represented by each proxy among the director nominees in their discretion in such proportion as they deem appropriate.  Representatives of the Company’s transfer agent will assist the Company in the tabulation of the votes. Abstentions and broker non-votes are counted as shares represented at the meeting and entitled to vote for purposes of determining a quorum. Abstentions will have the same legal effect as a vote “against” election of the directors. With respect to any proposal that a broker has discretion to act upon in the absence of voting instructions from the beneficial owner, the broker may vote such shares absent specific voting instructions. Therefore, with respect to the election of directors, with respect to which brokers have the discretionary power to vote, brokers may vote such shares absent specific voting directions from the beneficial owners of such shares.

The giving of the enclosed proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to the Secretary of the Company that the proxy is revoked. A proxy may also be revoked by presenting to the Company a later-dated proxy executed by the person executing the prior proxy, or by attending the Annual Meeting and voting in person.

Under California law, stockholders are not entitled to any dissenters’ rights with respect to the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Common Stock as of November 23, 2005, by (i) each person known to the Company to own beneficially more than 5% of the outstanding shares of the Common Stock, (ii) each director, including the nominees for director, and each named executive officer, and (iii) all executive officers and directors as a group.  As of November 23, 2005, there were 23,312,500 shares of Common Stock outstanding.

Name and Address of Beneficial Owner 5% Shareholders	Title of Stock	Number of Shares(1)		Percent of Shares

Saied Aframian c/o Los Angeles Jewelers Inc., 640 S. Hill St. Suite #354, Los Angeles, CA 90014	Common	1,200,000		5.1%

Directors and Executive Officers

Garry Itkin 13355 Mulholland Drive Beverly Hills, CA 90210	Common	680,000		2.9%

David Zinberg	Common	9,542,343		32.6%

Marina Zinberg	Common	7,707,657		33.1%

Lawrence Kong	Common	675,000	(3)	2.8%

Claudia Liu	Common	175,000		*

Anatoli Lau	Common	100,000		*

Directors and Executive Officers as a group (4 persons — Garry Itkin, David Zinberg, Marina Zinberg and Lawrence Kong)	Common	18,605,000		62.5%

* Represents beneficial ownership of less than 1% of the outstanding shares of common stock.

(1) Includes shares of common stock issuable upon the exercise of options, which, as of May 31, 2005 were unexercised but were exercisable within a period of 60 days from that date. These amounts include the following number of shares of common stock for the following individuals:

Garry Itkin, 660,000 shares and 20,000 options
David Zinberg, 3,542,343 shares and 6,000,000 options
Marina Zinberg, 7,707,657 shares
Lawrence Kong, 250,000 shares and 250,000 options
Claudia Liu, 175,000 options
Anatoli Lau, 100,000 options

All share options issued to date vest on the date of grant.

(2) Assumes the exercise of all vested options.

(3) Includes 175,000 options held by Claudia Liu, Mr. Kong’s wife.

ELECTION OF DIRECTORS

Directors

The Bylaws of the Company authorize the Board of Directors to fix the number of directors at a number between three (3) and five (5) directors. The Board of Directors has currently fixed the number of directors at three (3), all of who will be elected at the Annual Meeting of Stockholders. Each director will be elected at the Annual Meeting to hold office until the next Annual Meeting until their respective successors have been duly elected and qualified.

Each of the three (3) nominees for election to the Board of Directors is a member of the current Board of Directors. Each of the nominees has consented to be named in this Proxy Statement and to continue to serve as a director if elected. However, should any nominee named herein for the office of director become unable or unwilling to accept nomination or election, the Board of Directors may recommend and nominate another person in the place and instead of such person. The Board of Directors has no reason to believe that any substitute nominee will be required. Unless otherwise directed, the persons named in the accompanying proxy will vote the shares represented only for the election as directors of the three (3) nominees named below.

Name and Age	Present Occupation and Other Information

Garry Itkin Age 45

Director. Mr. Itkin has served as a director since July 2003. He has served as the Chief Executive Officer of AFB Trading One, Inc., a distillery in Los Angeles, California, since September 1999.  Mr. Itkin holds a Bachelor of Arts in Business Administration and a Masters of Business Administration from Pepperdine University.

Lawrence Kong Age 45

Chief Financial Officer and Director. Mr. Kong has served as the Company’s Chief Financial Officer and Controller since January 2, 2001 and a Director since July 2003.  Mr. Kong earned a Bachelor of Science in Accounting (summa cum laude) from the University of South Alabama in June 1982 and a Masters of Business Administration in Finance from the University of Chicago in June 1984.  Mr. Kong passed the Certified Public Accountant examination (State of Illinois) in 1983 and is a member of the American Institute of Certified Public Accountants.  Mr. Kong is a Certified Director after successfully completing the Directors Training Program in May 2004 at the University of California Anderson Graduate School of Business, Los Angeles.  Mr. Kong is the husband of Ms. Claudia Liu, Vice President of Operations of the Company.

David Zinberg Age 47

Chief Executive Officer, President and Chairman of the Board. Mr. Zinberg founded Bidz.com and has served as our Chief Executive Officer, President, and the Chairman of our Board of Directors since our inception in November 1998 and was the corporate Secretary of the Company from its inception until March 31, 2001. From 1988 to 1997 Mr. Zinberg was the Chief Executive Officer of Asset Lenders of America (our predecessor and formerly known as Union Pawn), a collateral lending and bail bond company.  Mr. Zinberg is the brother of Marina Zinberg, the Vice President and Corporate Secretary of the Company.

The Board of Directors meets during the Company’s fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. The Board of Directors met three (2) times and acted by unanimous written consent two (2) times during the 2005 fiscal year. During such period, all members of the Board participated in at least 75% of all Board and applicable committee meetings.

Any shareholder can communicate with the Board of Directors by means of U.S. mail or e-mail to investors@bidz.com.  All correspondence via U.S. mail shall be mailed to the Company address of record and to the attention of the Corporate Secretary.  The Corporate Secretary is authorized to receive communications from shareholders sending correspondence to either the entire Board of Directors or an individual Director.  The Corporate Secretary will forward correspondence to individual Directors either by U.S. mail or e-mail and may respond to the correspondence at the discretion of the Board or individual Director.

In 2006 the Company will adopt a Code of Conduct & Business Ethics Policy and a Code of Ethics for its principal executive officer, principal financial officer, principal accounting officer, or controller and persons performing similar functions.  The Code of Ethics will be published on the Company’s website, www.bidz.com.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU

VOTE “FOR” THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR

Committees of the Board of Directors – Audit Committee

The Board of Directors has established an audit committee, which consists of the Company’s sole “independent” director, Mr. Itkin.  The Board has determined that Mr. Itkin is “independent,” as defined in rule 4200 of the National Association of Securities Dealers, Inc., and is an “audit committee financial expert,” as defined in Item 401 of Regulation S-K.

The Audit Committee approves the engagement of the firm selected to be the independent public accountants for the Company and approves all audit and permissible non-audit services.  The Audit Committee met three (3) times with the Board and with the Company’s independent auditors during the fiscal year.

Compensation of Directors

The Company pays its independent director a fee of $2,000 per quarter, and reimburses costs and expenses of the independent director for attending Board and Committee meetings.

AUDIT COMMITTEE REPORT

The following is the Audit Committee Report of Garry Itkin, who serves as the Company’s Audit Committee, with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2004.

The Audit Committee’s purpose is to assist the Board of Directors in its oversight of the Company’s financial accounting, reporting and controls.  The Board of Directors, in its business judgment, has determined that all members of the committee are “independent” as required by the listing standards as stipulated.  The committee has not adopted a formal written charter.

The Audit Committee has reviewed and discussed the audited financial statements with management.  The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380).  In addition, the committee received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.  The committee also discussed with the independent auditors the auditors’ independence from management and the Company, including the matters covered by the written disclosures and letter provided by the independent auditors.  Based on these discussions and the Audit Committee’s review of the financial statements, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission.

The Audit Committee, in its oversight function, has relied on advice and information it received from management and the independent auditors in discussions relating to the Company’s financial statements and the Company’s Form 10 registration statement.

Garry Itkin
Audit Committee
Member Board of Directors

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table sets forth information concerning compensation earned during the year ended December 31, 2004 by the Company’s Chief Executive Officer and its other most highly compensated executive officers. These executives are referred collectively as our “named executive officers.”

Summary Compensation Table

Name and Principal Position				Other Annual Compensation ($) (1)	Securities Underlying Options (#) (2)	Long-Term Compensation Awards	All Other Compensation (3)

	Annual Compensation
	Year	Salary ($)	Bonus ($)
David Zinberg	2004	240,000	280,000	18,444	6,000,000	—	292
Chairman of the	2003	240,000	200,000	24,385	—	—	1,116
Board, Chief	2002	14,000	300,000	32,527	—	—	1,116
Executive Office
and President

Lawrence Kong	2004	120,000	80,000	—	—
Chief Financial	2003	120,000	80,000	—	250,000	—
Officer and Director	2002	120,000	—	—	—	—	—

Anatoli Lau	2004	90,800	—	—	—
Chief Technology	2003	75,000	—	—	—	—
Officer	2002	66,667	—	—	100,000	—	—

Marina Zinberg	2004	74,500	—	—	—
Vice President and	2003	72,000	—	—	—	—
Corporate Secretary	2002	72,000	—	—	—	—	—

Claudia Liu	2004	73,750	—	—	—
Vice President of	2003	49,667	—	—	100,000	—
Operations	2002	41,000	—	—	75,000	—	—

(1)               Rental and auto expenses.

(2)               Options granted to purchase shares of our common stock.

(3)               Represents premiums paid for insurance benefits.

The Board of Directors makes all decisions regarding the compensation of executive officers.  The Board has not adopted formal principles or guidelines regarding executive compensation, and in 2004 executive bonuses were made at the Board’s discretion.  Beginning in 2005, the Board will approve all compensation of the Chief Executive Officer and all other executive officers pursuant to compensation guidelines adopted by the Board.

Stock Options

The following table sets forth certain information with respect to stock options granted to each of our named executive officers during the year ended December 31, 2004, including the potential realizable value, which is the exercise price before taxes associated with exercise, over the entire term of the options assuming options are exercised at the end of their terms, based on assumed annual rates of stock appreciation of 5% and 10%, compounded annually, and based on the fair market value on the date of grant as determined by the compensation committee of our board of directors. These assumed rates of appreciation comply with the rules of the SEC and do not represent our estimate of future stock prices. Actual gains, if any, on stock option exercises will depend on the future performance of our common stock.

All options granted to our named executive officers are granted under our Stock Option Plans, with the exception of the 6 million options granted to Mr. Zinberg. These options are exercisable immediately.

The exercise price per share of each option granted in 2004 was equal to or greater than the fair market value of the underlying common stock as determined by our board of directors on the date of the grant.

Option Grants in 2004

Individual Grants
	Number of		Percent of			Potential Realizable Value at
	Securities		Total Options	Exercise or		Assumed Annual Rates of Stock
	Underlying		Granted to	Base Price		Price Appreciation for Option
	Options		Employees in	Per Share	Expiration	Term (2)
Name	Granted (#)		2004	($/Sh)	Date	5% ($)	10% ($)
David Zinberg	6,000,000	(1)	98%	6.00	5/20/11	$12,243,443	27,776,196
Lawrence Kong	—		—	—	—	—	—
Anatoli Lau	—		—	—	—	—	—
Marina Zinberg	—		—	—	—	—	—
Claudia Liu	—		—	—	—	—	—

(1)               The grant of 6,000,000 options to David Zinberg is in consideration of his services to the Company.

(2)               There was no public trading market for our common stock as of December 31, 2004. Accordingly, these values have been calculated based on the last private offering price of $6.00 per share, minus the exercise price, multiplied by the number of shares issued upon the exercise of the option.

(3)               No price appreciation of common stock estimated for the first year of the option term for David Zinberg.

The following table sets forth option exercises during 2004 and the number of shares of our common stock subject to vested and unvested stock options held by each of our named executive officers as of December 31, 2004.

Aggregated Option Exercises in Year Ended December 31, 2004
and Year-End Option Values

	Number of Shares Acquired in	Value	Number of Securities Underlying Unexercised Options at Year-End		Value of Unexercised In-The-Money Options at Year-End(1)
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
David Zinberg	0	—	6,000,000	0	0	0
Lawrence Kong	0	—	250,000	0	375,000	0
Anatoli Lau	0	—	100,000	0	225,000	0
Marina Zinberg	0	—	0	0	0	0
Claudia Liu	0	—	175,000	0	318,750	0

(1)               There was no public trading market for our common stock as of December 31, 2004. Accordingly, these values have been calculated based on the last private offering price of $6.00 per share, minus the exercise price, multiplied by the number of shares issued upon the exercise of the option.

Employment Agreements with Executive Officers

On November 1, 2002, we entered into an employment agreement with David Zinberg, our Chief Executive Officer and President. The agreement provides for an initial term of 5-years beginning on November 1, 2002 and ending on October 31, 2007, with automatic annual extensions unless terminated the company or Mr. Zinberg upon 60 days prior written notice from the anniversary of the commencement date. The agreement also provides for an annual base salary of $240,000, discretionary bonuses and stock options to purchase our common stock.

The agreement may be terminated by (i) mutual written consent of the parties, (ii) Mr. Zinberg in his sole discretion for a material breach by the company of this agreement, (iii) the company for cause (as defined below) or (iv) upon the death or complete physical and/or mental disability of Mr. Zinberg. In the event of termination of this agreement for cause by the company, Mr. Zinberg will be entitled to any remaining base salary through the effective date of the termination plus any benefits under other bonus or stock plans or programs in which he has a vested interest at the time of his termination and all unvested stock options owned by Mr. Zinberg will automatically vest.  In the event we terminate Mr. Zinberg’s employment for reasons other than those set forth above, he will be entitled to a lump sum payment equal to the sum of his entire remaining annual base salary and any accrued but unpaid bonus through the end of the term of the agreement, all unvested stock options owned by him at such time will immediately vest, and no severance will be deemed to have occurred under any of our then existing stock option plans or agreements.

For purposes of this agreement, “termination for cause” means termination of Mr. Zinberg’s employment by us due to (i) his conviction of, or the entry of a pleading of guilty or nolo contendre to, a felony or crime involving moral turpitude, (ii) his failure to comply with any material provisions of his employment agreement that results in material damage to us, (iii) his commission of an act of fraud, (iv) an act by which he receives a material improper benefit, (v) a breach of his fiduciary duties to the company or (vi) his imparting of confidential information of the company.

As long as this agreement is in effect, Mr. Zinberg agrees not to engage in any business or trade which competes with our business or trade anywhere in the world in which we are then carrying on our business or trade. During his employment with us and at all times following his termination of employment with us for any reason, Mr. Zinberg agrees to maintain in strictest confidence all confidential information of the company, its successors and assigns: non-solicitation provision.

There are no employment agreements with any of the Company’s other executive officers.

EXECUTIVE OFFICERS AND KEY EMPLOYEES

The Executive Officers serve at the discretion of the Company’s Board of Directors. For biographical information regarding Messrs. Zinberg, Kong and Itkin, who are nominees for Director of the Company, see “Election of Directors”.

Name	Age	Position
David Zinberg	47	Chief Executive Officer, President and Chairman of the Board
Lawrence Kong	45	Chief Financial Officer and Director
Garry Y. Itkin (1)	45	Director
Marina Zinberg	44	Vice President and Corporate Secretary
Anatoli Lau	35	Chief Technical Officer
Claudia Liu	46	Vice President of Operations

(1)               Member of the Audit Committee

The directors will hold office until the next Annual Meeting of Shareholders, or until their successors are elected and qualified.  The officers serve at the discretion of the Board of Directors.

Key Employees

Marina Zinberg has been a Vice President since our inception in November 1998 and Corporate Secretary of the Company since March 2001.  Marina Zinberg is the sister of David Zinberg, the President and Chairman of the Board of Directors of the Company.

Claudia Liu has been our Vice President of Operations since November 2002.  From October 2001 to November 2002, she was our Billing Manager.  From January 1998 to May 2001, Ms. Liu was a company director and general manager of Cybertowers Pte Ltd., a public company on the Kuala Lumpur Stock Exchange in Mayalasia that specialized in satellite tracking systems.  Ms. Liu managed a team of technical and business professionals in developing business solutions, established an “Automatic Vehicle Location (AVL) System” real-time management system, and managed budget analysis, costing, purchasing, human resources, and business operations.  Ms. Liu received a Bachelor Degree in Social Science from Sheng Cheng University in Taipei in 1985.  She also received Associate of Arts in Accounting and Social Behavior from Citrus City College in California in 1989. Ms. Liu is the wife of Mr. Kong.

Anatoli Lau has been our Chief Technical Officer since August 2001.  From March 2001 until he joined the Company, Mr. Lau worked for ABS Consulting Group, a technology consulting company, as a Senior Software Developer.  From December 1999 to April 2001, he worked as a software engineer for Globinet E-Commerce Technologies, designing web sites and developing Internet shopping programs and programs for access through the Internet to SQL servers with ASP and CGI technology.  Mr. Lau received a Bachelor of Science in Electronics from the College of Electronics in Pawlodar, Kazakhstan in 1988.  He received a Masters of Science in Computer Science from Tomsk States University of Control Systems and Radio Electronics in Tomsk, Russia in 1992.

ANNUAL REPORT

The Company undertakes, on written request, and without charge, to provide each person from whom the accompanying Proxy is solicited with a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as soon as it is filed with the Securities and Exchange Commission (“Commission”), including the financial statements and notes thereto. Copies of the exhibits not included in the Form 10-K will also available, on written request, at the Company’s cost.  In addition, these documents can be downloaded from the Securities and Exchange Commission website at: www.sec.gov. Written requests should be addressed to Bidz.com, Inc., 3562 Eastham Drive, Culver City, California 90232  Attention: Corporate Secretary.

APPOINTMENT OF AUDITORS

The Board of Directors appointed Stonefield Josephson, Inc. to serve as the Company’s independent accountants and to conduct the audit of the Company’s financial statements for the fiscal year ended December 31, 2005. Representatives from Stonefield Josephson, Inc. will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

Fees Paid to Independent Auditors

Audit Fees

For the fiscal year ended December 31, 2004, Stonefield Josephson, Inc. billed the Company $171,498 for services associated with respect to the audit of its financial statements, and the reviews of the financial statements included in its Form 10.

Stonefield Josephson, Inc. did not perform any other services for the Company.

Audit Committee Pre-Approval Policies and Procedures

The audit committee must pre-approve all non-auditing services to be provided by Stonefield Josephson, Inc.

The audit firm may not contemporaneously during its audit provide any of the following non-audit services to the Company:

•      Bookkeeping or other services related to the accounting records or the financial statements of the Company.

•      Financial information systems design and/or implementation.

•      Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

•      Actuarial services.

•      Internal audit outsourcing services.

•      Management functions or human resources.

•      Broker dealer, investment advisor, or investment banking services.

•      Legal services and expert services unrelated to the audit, or

•      any other service that the Board determines, by regulation is not permissible.

The following enumerated services are exclusions to the audit committee pre-approved items are:

1.     Tax services that may be required in the normal course of business, other than the items listed above.

2.     Those non-audit services whose aggregate amount constitutes not more than 5 percent of the total revenues the Company paid to the auditor during the fiscal year in which the auditor provide the non-audit service.

3.     Those services that are promptly brought to the attention of the audit committee, and prior to the completion of the audit, are approved by the audit committee or an authorized member of the audit committee.

4.     The Company did not recognize the services to be non-audit services at the time of the engagement.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and certain of its officers, and persons who own more than 10 percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Commission. Officers, directors and greater than 10 percent stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

The Company registered its Common Stock under the Securities Exchange Act of 1934 during fiscal year 2005, and, accordingly, its officers, directors and greater than 10 percent stockholders were not subject to the Section 16(a) reporting requirements during fiscal year 2004.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented by management for consideration at the meeting. If any other business properly comes before the meeting, the proxy holders intend to vote the proxies as recommended by the Board.

SAFE HARBOR STATEMENT

This Proxy Statement, as it relates to Company matters, contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties including, without limitation, risks related to market acceptance of and demand for the Company’s products, dependence on the uncertainty of government budgetary issues and primary government contracts, and intellectual property rights.

PROPOSALS OF STOCKHOLDERS FOR 2006 ANNUAL MEETING

The Company, at 3562 Eastham Drive, Culver City, California 90232, must receive proposals by stockholders intending to be present at the 2006 Annual Meeting of Stockholders not later than May 26, 2006.  Such proposals must set forth (i) a brief description of the business desired to be brought before the meeting; (ii) the stockholder’s name and address as they appear on the Company’s records; (iii) the number of shares of Common Stock beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such business. If a stockholder does not want to submit a proposal for the 2006 annual meeting in our proxy statement under Rule 14a-8, the stockholder may submit the proposal not less than 45 days or more than 120 days prior to the anniversary of the date on which we first mailed our proxy materials for the 2005 annual meeting, unless the date of the 2006 annual meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the 2005 annual meeting. The proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2) under the Securities Exchange Act of 1934, should be addressed to the Secretary of the Company. It is suggested that such proposals be submitted by Certified Mail, Return Receipt Requested.

SOLICITATION OF PROXIES

The costs of this solicitation will be borne by the Company. Proxy solicitations will be made by mail and also may be made by personal interview, telephone, facsimile transmission and telegram on behalf of the Company by officers and regular employees of the Company. Banks, brokerage houses, nominees and other fiduciaries may be requested to forward the proxy soliciting material to the beneficial owners and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to the beneficial owners.

By Order of the Board of Directors,

Marina Zinberg
Corporate Secretary

PROXY

BIDZ.COM, INC.

Proxy for 2005 Annual Meeting of Shareholders

December 15, 2005

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Bidz.com, Inc. (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement for the 2005 Annual Meeting of Shareholders of the Company to be held on Thursday, December 15, 2005 at 10:00 a.m., local time, at the Company’s offices at 3562 Eastham Drive, Culver City, California, and hereby revokes all previous proxies and appoints David Zinberg and Lawrence Kong, or either of them, with full power of substitution, Proxies and Attorneys-in-Fact, on behalf and in the name of the undersigned,  to vote and otherwise represent all of the shares registered in the name of the undersigned at said Annual Meeting, or any adjournment thereof, with the same effect as if the undersigned were present and voting such shares, on the matters and in the manner specified on the reverse side.

Election of Directors:

☐            FOR all the nominees listed below (except as indicated).

☐            WITHHOLD authority to vote for all nominees listed below.

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below:

GARRY ITKIN	LAWRENCE KONG	DAVID ZINBERG

(Continued and to be signed on reverse side)

In their discretion, the Proxies are entitled to vote upon such other matters as may properly come before the Annual Meeting or any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE.  IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES AND PROPOSALS,  AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

I plan to attend the meeting.       ☐

Dated	, 2005

Signature:

Signature:

(This proxy should be marked, dated and signed by each shareholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope.  Persons signing in a fiduciary capacity should so indicate.  A corporation is requested to sign its name by its President or other authorized officer, with the office held designated.  If shares are held by joint tenants or as community property, both holders should sign.)

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.